Proposed Public Offering	2 Months Ended
Dec. 31, 2020
Equity [Abstract]
Proposed Public Offering
NOTE 3. PROPOSED PUBLIC OFFERING
Pursuant to the Proposed Public Offering, the Company will offer for sale up to 30,000,000 Shares (or 34,500,000 Shares if the underwriters’ option to purchase additional shares is exercised in full) at a purchase price of $10.00 per Unit. Each Unit will consist of one share of Class A common stock and one-quarter of one redeemable warrant (“Public Warrant”). Each whole Public Warrant will entitle the holder to purchase one share of Class A common stock at an exercise price of $11.50 per share, subject to adjustment (see Note 7).